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                              INFORMATION STATEMENT


                                 RELATING TO THE


                           REINCORPORATION IN DELAWARE


                                BY THE MERGER OF


                          PARAMCO FINANCIAL GROUP, INC.
                             (A NEVADA CORPORATION)


                                      INTO


                          PARAMCO FINANCIAL GROUP, INC.
                            (A DELAWARE CORPORATION)




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                          PARAMCO FINANCIAL GROUP, INC.
        4610 South Ulster Street, Suite 150 * Denver, Colorado 80237
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                                March 6, 2003

                        NOTICE OF ACTION OF STOCKHOLDERS

DEAR SHAREHOLDER:

         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of voting stock approving the reincorporation of PARAMCO FINANCIAL GROUP, INC., a Nevada corporation ("Paramco Nevada") in Delaware by merger with and into our wholly-owned Delaware subsidiary, PARAMCO FINANCIAL GROUP, INC. ("Paramco Delaware").

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                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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         As of the close of business on February 26, 2003, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 7,817,011 shares of our common stock and 131,000 shares of Series A Convertible Preferred Stock outstanding and 3,750,000 shares of Series B Convertible Preferred Stock authorized with none outstanding and 150,000 shares of Series C Convertible Preferred Stock are issued and outstanding. Each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to one vote in connection with the reincorporation. Prior to the mailing of this Information Statement, certain of our officers, directors and affiliates, who represent a majority of our outstanding voting shares, signed written consents approving the reincorporation. As a result, the Plan and Agreement of Merger has been approved and neither a meeting of our stockholders nor additional written consents are necessary. The reincorporation is intended to be effected on ______________ and will result in:

(i) Paramco Nevada being governed by the laws of the State of Delaware;
(ii) your right to receive one share of common stock of Paramco Delaware for each ten shares of common stock of Paramco Nevada owned by you as of the record date of the reincorporation;
(iii) the persons serving presently as officers and directors of Paramco Nevada to serve in their respective capacities after the reincorporation;
(iv) the outstanding shares of Series D Convertible Preferred Stock of Paramco Nevada being converted into 23,385,225 shares of Paramco Delaware's common stock that will represent approximately 98.7% of the total number of outstanding shares of Paramco Delaware after the reincorporation;
(v) Paramco Delaware's Certificate of Incorporation authorizing the issuance of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock;
(vi) authority to adopt the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan; and (vii) the board of directors to be divided into three classes which shall be as nearly equal in number as possible. A classified board of directors could make it more difficult for shareholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the board of directors.

See "Reincorporation in Delaware -Principal Features of the Reincorporation."

         The Plan and Agreement of Merger provides for the mandatory exchange of certificates representing shares of Paramco Nevada for certificates representing shares of Paramco Delaware. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange Paramco Nevada Certificates for Paramco Delaware Certificates" to surrender certificates representing shares of Paramco Nevada for certificates representing Paramco Delaware.

By Order of the Board of Directors,


--------------------------------
Douglas G. Gregg, Chief Executive Officer





                                     SUMMARY

Transaction:          Reincorporation in Delaware.

Purpose: To provide greater flexibility and simplicity in corporate transactions, reduce taxes and other costs of doing business, and reduce the amount of short sales of our common stock. See "Reincorporation in Delaware-Principal Reasons for Reincorporation."

                      The purpose of this Information Statement is to inform holders of Paramco Nevada Common Stock or Paramco Nevada Preferred Stock who have not given Paramco Nevada their written consent to the foregoing corporate actions of such actions and their effects.
                      See "Rights of Dissenting Shareholders."

Record Date:          February 26, 2003.

Method: Merger of Paramco Nevada with and into our wholly owned subsidiary, Paramco Delaware. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Exchange Ratios: One share of common stock of Paramco Delaware for each ten shares of common stock of Paramco Nevada owned by you as of the record date of the reincorporation and one share of Paramco Nevada common stock will be issued for each fractional share of Paramco Delaware common stock that would otherwise be issued. See "Reincorporation in Delaware-Principal Features of the Reincorporation."

Effective Date        20 days after mailing of this Information Statement.

Right to Dissent      Any Paramco Nevada stockholder is entitled to be paid the
                      fair value of his or her To Reincorporation shares if the stockholder dissents to the reincorporation or any of the actions resulting from or in connection with the reincorporation, including the exchange ratio of the Paramco Nevada common stock for Paramco Delaware common stock. See "Rights of Dissenting Shareholders."

Anti-Takeover         The anti-takeover provisions of the Paramco Delaware
Provisions            Certificate of Incorporation are designed to minimize the
                      possibility of a sudden acquisition of control of Paramco
                      Delaware which has not been negotiated with and approved by the Paramco Delaware board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. Similar provisions are not contained in Paramco Nevada's Articles of Incorporation and bylaws. Therefore, the reincorporation significantly changes the nature of the anti-takeover provisions and their effect.
                      See "Defenses Against Hostile Takeovers."

Additional            Mandatory exchange of outstanding certificates
Provisions:           representing shares of Paramco Nevada common stock for
                      certificates representing shares of Paramco Delaware common stock. See "Reincorporation in Delaware-How to Exchange Paramco Nevada Certificates for
                      Paramco Delaware Certificates."


                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about ______________. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Paramco Nevada in Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:  Why is Paramco Nevada reincorporating in Delaware?

A: We believe that the Reincorporation in Delaware will give us more flexibility and simplicity in various corporate transactions. Delaware has adopted a General Corporation Law that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock. In addition, it is possible that a substantial number of our shares that have been sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, if it occurred in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock. In addition, management believes that due to the large amount of issued and outstanding shares of common stock and the small percentage of management's ownership interest, does not allow for the direction of our affairs. The reincorporation and plan of merger will provide management the necessary control to direct our future business operations.

Q: Why isn't Paramco Nevada holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under the Nevada Revised Statutes ("NRS") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:  What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of Paramco Nevada with and into our wholly owned subsidiary, Paramco Delaware. One new share of the Paramco Delaware common stock will be issued for each 10 shares of our common stock, one new share of Series A Convertible Preferred Stock will be issued for each share of our Series A Convertible Preferred Stock, and ______________ new shares of Paramco Delaware common stock will be issued for each share of our Series B Convertible Preferred Stock that is held by our stockholders on the record date for the reincorporation. In addition, one new share of Paramco Delaware will be issued for any fractional share that would be issuable as a result of the reincorporation. The shares of Paramco Nevada will cease to trade on the over-the-counter bulletin board market and the shares of Paramco Delaware will begin trading in their place beginning on or about the Effective Date, under CUSIP number ______________ and a new trading symbol which has not yet been assigned. Options and warrants to purchase common stock of Paramco Nevada will also be exchanged for similar securities issued by Paramco Delaware without adjustment as to the number of shares issuable or the total exercise price.

Q:  How will the reincorporation affect my ownership of Paramco Nevada?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same class but a lesser percentage of Paramco Delaware because the conversion ratio of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock is not affected by the one for ten exchange ratio of the common stock of Paramco Delaware.

Q: How will the reincorporation affect the owners, officers, directors and employees of Paramco Nevada?

A: Our officers, directors and employees will become the officers, directors and employees of Paramco Delaware after the effective date of the reincorporation.

Q:  How will the reincorporation affect the business of Paramco Nevada?

A: Paramco Delaware will continue its business at the same locations and with the same assets. Paramco Nevada will cease to exist on the effective date of the reincorporation.

Q: How do I exchange certificates of Paramco Nevada for certificates of Paramco Delaware?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Paramco Delaware will issue a new certificate representing the number of whole shares of Paramco Delaware as soon as practical after the effective date of the reincorporation.

Q:  What happens if I do not surrender my certificates of Paramco Nevada?

A: YOU ARE REQUIRED TO SURRENDER CERTIFICATES REPRESENTING SHARES OF PARAMCO NEVADA TO RECEIVE SHARES OF Paramco Delaware. The board of directors has determined that a reasonable time for the exchange of certificates is 60 days after the effective date of the merger. All shares of Paramco Nevada outstanding after the effective date of the reincorporation will be cancelled if not exchanged within the time specified. Until you receive shares of Paramco Delaware you are not entitled to receive notice of or vote at shareholder meetings or receive dividends or other distributions on the shares of Paramco Nevada.

Q:  What if I have lost Paramco Nevada certificates?

A: If you have lost your Paramco Nevada certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

         Pacific Stock Transfer Company
         500 East Warm Springs Road, Suite 240
         Las Vegas, Nevada 89119
         Telephone: (702) 361-3033
         Facsimile: (702) 433-1979

Q:  Can I require Paramco Nevada to purchase my stock?

A: Yes. Under the NRS, you are entitled to appraisal and purchase of your stock as a result of the reincorporation.

Q:  Who will pay the costs of reincorporation?

A: Paramco Nevada will pay all of the costs of Reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation. Each stockholder must pay the costs of exchanging their certificates for new certificates.

Q:  Will I have to pay taxes on the new certificates?

A: We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of Paramco Delaware that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION.



                                 STOCK OWNERSHIP

         The following table sets forth information as of February 26, 2003, regarding the beneficial ownership of our common stock (i) by each person or group known by our management to own more than 5% of the outstanding shares of our common stock, (ii) by each director, the chief executive officer and each of the other four executive officers that were paid more than $100,000 during the last fiscal year, and (iii) by all directors and executive officers as a group. Unless otherwise noted, each person has sole voting and investment power over the shares indicated below, subject to applicable community property laws.

---------------------------------------------------------------------------------------------------------
              Name                    Shares Beneficially Owned                 Percentage of
                                                                             Outstanding Shares
---------------------------------------------------------------------------------------------------------
                                     Before(2)          After(3)         Before(2)            After(3)
                                  Reincorporation   Reincorporation   Reincorporation    Reincorporation
=========================================================================================================
=========================================================================================================
Douglas G. Gregg                    4,122,501(1)       20,612,500          52.7%            87.0%
16025 Sequoia Drive
Parker, CO 80134

Family Dzierwa                        800,002            80,000            10.2%             0.3%
11709 West Port Crossing Drive
Saint Louis, MO 63146

Paul S. Sidey                         554,545          2,772,725           7.1%             11.7%
5660 East Wickerdale Lane
Highlands Ranch, CO 80130

---------------------------------------------------------------------------------------------------------
All Officers and Directors as        4,677,046         24,185,225          59.8%            98.7%
 a group (2 Persons)
=========================================================================================================

(1) Includes 2,660,000 shares owned of record and beneficially by Airline Communications, Inc. which is controlled by Douglas G. Gregg.
(2) Percentage of beneficial ownership before reincorporation is based on 7,817,011 shares of common stock outstanding as of the record date. In computing an individual's beneficial ownership, the number of common shares exchanged for preferred stock within 60 days of the Record Date, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the beneficial ownership of any other person.
(3) Percentage of beneficial ownership after reincorporation is based on 23,699,222 shares of common stock to be outstanding immediately after the Effective Date, including shares of common stock automatically issuable on conversion of preferred stock because of the reincorporation, subject only to insignificant differences relating to the elimination of fractional shares.


                           REINCORPORATION IN DELAWARE

         The following discussion summarizes certain aspects of the Reincorporation of Paramco Nevada in Delaware. This summary does not include all of the provisions of the Agreement and Plan of Merger between Paramco Nevada and Paramco Delaware, a copy of which is attached hereto as Exhibit "A," or the Certificate of Incorporation of Paramco Delaware (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of Incorporation and the By-Laws of Paramco Nevada (the "Paramco Nevada Articles" and the "Paramco Nevada By-Laws," respectively) and the By-Laws of Paramco Delaware (the "Paramco Delaware By-Laws") are available for inspection at the principal office of Paramco Delaware and copies will be sent to shareholders upon request.

Principal Reasons for Reincorporation

         The Board of Directors believes that the Reincorporation will give Paramco Nevada a greater measure of flexibility and simplicity in corporate governance than is available under Nevada law and will increase the marketability of Paramco Nevada's securities.

         The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by Paramco Nevada. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to Paramco Nevada's corporate legal affairs. For these reasons, the Board of Directors believes that Paramco Nevada's business and affairs can be conducted to better advantage if Paramco Nevada is able to operate under Delaware law. See "Certain Significant Differences between the Corporation Laws of Delaware and Nevada."

Principal Features of the Reincorporation

         The Reincorporation will be effected by the merger of Paramco Nevada with and into Paramco Delaware, a wholly-owned subsidiary of Paramco Nevada is incorporated under the Delaware General Corporation Law (the "DGCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Paramco Delaware will be the surviving corporation and will operate under the name "Paramco Financial Group, Inc."

         On the Effective Date, (i) each ten outstanding shares of Paramco Nevada common stock, $.001 par value, shall be converted into one share of Paramco Delaware common stock, $.001 par value, (ii) any fractional shares of Paramco Delaware common stock that a holder of shares of Paramco Nevada common stock would otherwise be entitled to receive upon exchange of his Paramco Nevada common stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Paramco Delaware common stock, and (iii) each outstanding share of Paramco Nevada common stock held by Paramco Nevada shall be retired and canceled and shall resume the status of authorized and unissued the Paramco Delaware stock.

         No certificates or scrip representing fractional shares of Paramco Delaware common stock will be issued upon the surrender for exchange of Paramco Nevada common stock and no dividend or distribution of Paramco Nevada shall relate to any fractional share, and no fractional Paramco Delaware common stock interest will entitle the owner thereof to vote or to any right of a stockholder of Paramco Nevada. In lieu thereof, the Transfer Agent will issue to each holder otherwise entitled to a fractional share of Paramco Nevada common stock one whole share of common stock of Paramco Delaware.

         At the Effective Date, Paramco Nevada will be governed by the Delaware Certificate, the Paramco Delaware By-Laws and the DGCL, which include a number of provisions that are not present in the Paramco Nevada Articles, the Paramco Nevada By-Laws or the NRS. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the DGCL that would limit the liability of directors to Paramco Delaware and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the DGCL. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of Paramco Delaware. Accordingly, implementation of these provisions has been included as part of the Reincorporation. Paramco Nevada believed that the Reincorporation will contribute to the long-term quality and stability of Paramco Nevada's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

         Upon consummation of the Merger, the daily business operations of Paramco Delaware will continue as they are presently conducted by Paramco Nevada, at Paramco Nevada's principal executive offices at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237. The authorized capital stock of Paramco Delaware will consist of 100,000,000 shares of common stock, par value $.001 per share ("Paramco Delaware common stock"), 10,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). The Delaware Preferred Stock will be issuable in Series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Delaware Preferred Stock including shares of Delaware Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

         The New Board of Directors will consist of those persons presently serving on the board of directors of Paramco Nevada. The individuals who will serve as executive officers of Paramco Delaware are those who currently serve as executive officers of Paramco Nevada. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

         Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of Paramco Nevada and Paramco Delaware at any time prior to the Effective Date. In addition, the Board of Directors of Paramco Nevada may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Paramco Delaware common stock to be received in exchange for or on conversion of all or any of Paramco Nevada Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Paramco Nevada common stock.

How to Exchange Paramco Nevada Certificates for the Paramco Delaware
Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of Paramco Nevada Certificates in exchange for Paramco Delaware Certificates. Upon surrender of a Paramco Nevada Certificate for cancellation to Paramco Delaware, together with a duly executed letter of transmittal, the holder of such Paramco Nevada Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Paramco Nevada Certificate representing that number of whole shares of Paramco Delaware common stock into which Paramco Nevada Common Stock theretofore represented by Paramco Nevada Certificate so surrendered have been converted in the Merger and Paramco Nevada Certificate so surrendered will be canceled.

         Because of the Reincorporation in Delaware as a result of the Merger, holders of Paramco Nevada Common are not required to exchange their Paramco Nevada Certificates for Paramco Delaware Certificates. Dividends and other distributions declared after the Effective Date with respect to Paramco Delaware common stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Paramco Nevada Certificate with respect to the shares of Paramco Delaware common stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of Paramco Delaware common stock, until such holder has surrendered Paramco Nevada Certificate.

Capitalization

         The authorized capital of Paramco Nevada, on the Record Date, consisted of 50,000,000 shares of Paramco Nevada common stock, $.001 par value, and 4,031,000 shares of Preferred Stock, $.001 par value. Approximately 7,817,011 shares of Paramco Nevada common stock and 281,000 shares of Preferred Stock were outstanding. After the Record Date and prior to the date of this Information Statement, 4,677,046 shares of Common Stock were exchanged for 46,770 shares of Series D Convertible Preferred Stock. After the Effective Date of the Reincorporation, the Series D Convertible Preferred Stock automatically converts into 23,385,225 shares of Common Stock. Prior to conversion, the Preferred Stock has the same number of votes as if all shares of Preferred Stock had been converted into Common Stock immediately prior to the taking of the vote. The authorized capital of Paramco Delaware, which will be the authorized capital of Paramco Nevada after the Reincorporation, consists of 100,000,000 shares of Common Stock, par value $.001 per share ("Paramco Delaware common stock") and 10,000,000 shares of preferred stock, $.001 par value per share (collectively, the "Delaware Preferred Stock"). After the Merger and the resulting automatic conversion of the Series D Convertible Preferred Stock, Paramco Delaware will have outstanding approximately 23,699,222 shares of Common Stock. 10,000,000 shares or fifteen percent (15%) of the issued and outstanding shares of Paramco Delaware common stock will be reserved for issuance under the 2003 Directors and Officers Stock Option and Stock Award Plan. Accordingly, on the Effective Date, the New Board of Directors will have available approximately 66,300,778 shares of Common Stock and 5,969,000 shares of Delaware Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with, acquisitions of other companies and other corporate purposes. The Reincorporation will not affect total stockholder equity or total capitalization of Paramco Nevada. Series D Convertible Preferred Stock outstanding prior to the Effective Date was issued in exchange for 4,677,046 shares of Paramco Nevada Common Stock.

         The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Paramco Delaware common stock or Delaware Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

         There are no present plans, understandings or agreements, and Paramco Nevada is not engaged in any negotiations that will involve the issuance of the Delaware Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Delaware Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

         It should be recognized that the issuance of additional authorized Paramco Delaware common stock (or Delaware Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Paramco Delaware through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Paramco Delaware common stock or Delaware Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Significant Changes In Paramco Nevada's Charter And By-laws To Be Implemented By The Reincorporation

         Corporate Name. The Reincorporation will not effect a change in Paramco Nevada's name. The name will remain "Paramco Financial Group, Inc."

         Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to Paramco Delaware and its shareholders for monetary damages for breach of their fiduciary duties. The Paramco Nevada Articles contains no similar provision. The Board of Directors believes that such provision will better enable Paramco Delaware to attract and retain as directors responsible individuals with the experience and background required to direct Paramco Delaware's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the DGCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Nevada law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist Paramco Delaware in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Paramco Delaware, inasmuch as Article XVI of the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Paramco Delaware or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Paramco Delaware's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Paramco Delaware; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care.
Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article XVI would not affect a director's liability to third parties or under the federal securities laws.

         Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         Paramco Nevada has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, Paramco Nevada is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Paramco Delaware and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article XVI is in the best interests of Paramco Delaware and its stockholders, since it should enhance Paramco Delaware's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Paramco Delaware's could result in increased expense to Paramco Delaware. Paramco Nevada believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Paramco Delaware's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The DGCL authorize broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The NRS also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although Paramco Nevada's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit Paramco Delaware to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Paramco Delaware's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Paramco Delaware with regard to the best interests of Paramco Delaware and its stockholders.

         The Delaware Certificate is quite different from the Paramco Nevada Articles and require indemnification of Paramco Delaware's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Paramco Delaware or is or was serving at the request of Paramco Delaware as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Paramco Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Paramco Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Paramco Delaware. Under the DGCL Paramco Delaware may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.


         The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from Paramco Delaware may bring suit against Paramco Delaware to recover any and all amounts entitled to such person provided that such person has filed a written claim with Paramco Delaware has failed to pay such claim within thirty days of receipt thereof. In addition, Paramco Delaware authorize Paramco Delaware to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Delaware law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, Paramco Delaware will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Paramco Nevada Articles or expressly provided for under Nevada or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Paramco Delaware may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of Paramco Delaware may personally benefit from the indemnification provisions of Paramco Delaware, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Delaware

         Paramco Nevada is incorporated under the laws of the State of Nevada and Paramco Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of Paramco Nevada, whose rights currently are governed by Nevada law and the Paramco Nevada Articles and Paramco Nevada Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, Paramco Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

         Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Paramco Nevada, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to Paramco Nevada and Paramco Delaware.

         Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Paramco Nevada does not have a classified board, however, Paramco Delaware's board of directors will be classified in connection with the Merger.

         Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

         Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. Paramco Nevada Bylaws provide that special meetings of the stockholders may be called by the Chief Executive Officer or by Paramco Nevada's board of directors, and must be called by the Chief Executive Officer at the written request of not less than 51% of the issued and outstanding shares of capital stock of Paramco Nevada. The Delaware Certificate and the Delaware Bylaws provide that the Chief Executive Officer or Paramco Delaware's board of directors may call a special meeting of the stockholders, but do not provide that the Chief Executive Officer must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of Paramco Delaware request in writing.

         The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

         Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. Paramco Nevada opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Paramco Nevada Articles. Paramco Delaware also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

         Because neither Paramco Nevada or Paramco Delaware utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

         Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Paramco Nevada Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

         Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provides for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a Nevada corporation may have no discretion to decide whether or not to advance expenses to directors or officers. There will be no difference in stockholders' rights with respect to this issue because the Paramco Nevada Articles and the Delaware Certificate each provide for the mandatory advancement of expenses of directors and officers. In addition, the board of directors of Paramco Delaware will be required to indemnify directors and officers. The board of directors of Paramco Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware law.

         Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to Paramco Delaware to the fullest extent permitted by law.

         While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Paramco Nevada Articles limits the personal liability to Paramco Nevada of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to Paramco Delaware. Paramco Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware law and the Delaware Certificate.

         Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

         Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Neither Paramco Nevada, nor Paramco Delaware have opted out of the applicable statutes with appropriate provisions of the Paramco Nevada Articles or the Delaware Certificate.

         Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

         Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. the Paramco Nevada Articles do not limit stockholder action by written consent. By contrast, however, the Delaware Certificate does limit stockholder action by written consent. Pursuant to the Delaware Certificate, the stockholders of Paramco Delaware will be unable to act by written consent in lieu of a meeting unless the action proposed to be taken, and the taking of the action by written consent, are approved in advance by the board of directors of Paramco Delaware.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Defenses Against Hostile Takeovers

         Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of Paramco Delaware Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to Paramco Delaware Certificate of Incorporation and Bylaws.

         In general, the anti-takeover provisions of Paramco Delaware Certificate of Incorporation are designed to minimize susceptibility to sudden acquisitions of control which have not been negotiated with and approved by Paramco Delaware Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of Paramco Delaware or a tender offer for all of Paramco Delaware's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of Paramco Delaware in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of Paramco Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of Paramco Delaware or tender offers for all or part of Paramco Delaware's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a Paramco Delaware's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of Paramco Delaware stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

         Authorized Shares of Capital Stock. Paramco Delaware Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of Paramco Delaware's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 100,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of Paramco Delaware's stockholders. If the Board of Directors of Paramco Delaware determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

         Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or bylaws. Paramco Delaware Certificate of Incorporation provides that annual stockholder meetings may be called only by Paramco Delaware's Board of Directors or a duly designated committee of the Board. Although Paramco Delaware believes that this provision will discourage stockholder attempts to disrupt the business of Paramco Delaware between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Paramco Delaware between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. Paramco Delaware's Certificate of Incorporation also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

         Classified Board of Directors and Removal of Directors. Paramco Delaware's Certificate of Incorporation provides that the Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

         A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of Paramco Delaware's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified Board may be changed in one year. In the absence of the provisions of Paramco Delaware's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

         Paramco Delaware's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of Paramco Delaware through the removal of existing directors and the election of nominees to fill in the newly created vacancies.

         Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's bylaws, unless it is set by the corporation's articles of incorporation. Paramco Delaware's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the Bylaws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in the Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of Paramco Delaware through an increase in the number of the directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

         Stockholder Vote Required to Approve Business Combinations with Related Persons. Paramco Delaware's Certificate of Incorporation generally requires the approval of the holders of a majority of the outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of the Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets must, subject to certain exceptions, be approved by the vote of the holders of a majority of the outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of the stock deem desirable and place the power to prevent such a transaction in the hands of a minority of the stockholders

         Under Delaware law, there is no cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of Paramco Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the Board of Directors.

         Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. Paramco Delaware's Certificate of Incorporation generally provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 10 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

         Limitations on Acquisitions of Capital Stock. Paramco Delaware's Certificate of Incorporation generally provide that if any person were to acquire beneficial ownership of more than 20% of any class of outstanding Common Stock, each vote in excess of 20% would be reduced to one-hundredth of a vote, with the reduction allocated proportionately among the record holders of the stock beneficially owned by the acquiring person. The limitation on voting rights of shares beneficially owned in excess of 20% of the outstanding Common Stock, would discourage stockholders from acquiring a substantial percentage of stock in the open market, without disclosing their intentions, prior to approaching management to negotiate an acquisition of the remaining stock. The effect of these provisions is to require amendment of the Articles of Incorporation, which requires Board approval, before a stockholder can acquire a large block of the Common Stock. As a result, these provisions may deter takeovers by potential acquirors who would have acquired a large holding before making an offer for the remaining stock, even though the eventual takeover offer might have been on terms favorable to the remaining stockholders.

Officers and Directors

         Upon the Effective Date the present officers and directors of Paramco Nevada will continue to be the officers and directors of Paramco Delaware. This will result in the following persons serving in the following capacities until the first annual meeting after the specified number of years and until their respective successors are elected and qualified:

                  NAME                               AGE               POSITION
                  Douglas G. Gregg                   60                Chief Executive Officer / President and Director
                  Paul S. Sidey                      45                Vice President / Secretary and Director
                  Terrence Riely                     59                Director

         Douglas G. Gregg is CEO and President of Paramco Financial Group, Inc. He has been actively involved in the corporate finance and commercial equipment leasing industries for the past thirty years.

         During the 1960s and 1970s Mr. Gregg held significant and pertinent management positions with 3M Company, St. Paul, Minnesota, Prentice Hall Corporation, Englewood Cliffs, New Jersey and Technicolor Corporation, Costa Mesa, California. In the mid 1970s Mr. Gregg became a founder and principal in Jaegger Leasing Corporation in Denver, Colorado. That company served as a commercial finance holding company specializing in the financing of commercial equipment leasing transactions and the management of company owned industrial banks. Following its sale in the late 1970s Mr. Gregg formed Prime Financial Corporation where he served the needs of clients seeking asset based financing and developed leveraged lease transactions.

         In the beginning of the 1980s Mr. Gregg formed Inter-Continental Capital Corporation. That company was established for the purpose of, and was actively involved in, the development and sale of syndicated financing programs to the oil and gas, real estate and cattle industries. Following the Tax Reform Act of 1986, Mr. Gregg changed the direction of the company through the organization of a specialized bonding business which he subsequently merged as a subsidiary operation into a publicly traded insurance company. As an officer of that company he established and directed the underwriting of surety bonds for Federal Government Construction Projects.

         In the late 1980s, Mr. Gregg formed Preferred Holding Group Incorporated, a corporate financial services firm specializing in the development and placement of private debt and equity projects and commercial equipment leasing transactions. In 1997, following a successful track record, the company was acquired and restructured as a wholly owned subsidiary of a publicly traded mortgage banking firm to serve as a captive commercial finance arm for that firm. There, he served as the President of the company, directly raising debt and equity capital for the parent company and overseeing the commercial equipment leasing operations of the subsidiary.

         In mid 1999, Mr. Gregg reactivated Paramount Financial Group, Inc., a corporation he formed in 1996. Paramount Financial Group was formed to serve as a Corporate Financial Services Firm focusing on the development and placement of private debt and equity projects and commercial equipment leasing transactions and to serve as a focal point, and entity, for the collaborative efforts of Paramount and its key industry partners. In late 2001, Mr. Gregg announced plans to vertically expand the business of the company into the mortgage brokerage and mortgage banking business, to develop and operate a real estate investment trust
(REIT) and to take the Company public through the reverse merger process. These plans began in earnest in early 2002.

         Mr. Gregg's efforts have resulted in the Company achieving its expansion goals to date, resulting in the formation of two wholly owned subsidiaries, Paramco Mortgage Corporation (the Company's Mortgage Brokerage arm) and Paramco Investments, Inc. (the Company's Real Estate Investment Trust). In addition, the company achieved its goal of becoming publicly traded following the Principals successful bid, on July 16th 2002, to gain control of an existing public company, Prestige Group.Net, Inc. Prestige Group.Net, Inc. was incorporated in the State of Nevada on July 13, 1999. That company went public in April of 2001. Paramount (and its subsidiaries) were reverse merged into the public entity in August of 2002 and both companies were renamed to Paramco Financial Group, Inc.

         Mr. Gregg was born in Canada in 1942. His formal upbringing and education were in San Francisco, California. He currently resides in Parker, Colorado, a suburb of Denver.

         Paul S. Sidey is Senior Executive Vice President and Secretary of Paramco Financial Group, Inc. He has over twenty years of experience in the fields of investment banking, mortgage banking and the commercial insurance industry.

         During the 1980s and 1990s Mr. Sidey served in various management positions with First National Bank of Denver, several well respected regional securities firms, served as a fund manager for a national reinsurance company and directed the operations of a publicly traded mortgage company, that he helped to fund.

         In the beginning of 1996 Mr. Sidey helped form a local Mortgage Retail operation, directing it's operations and helped in its funding activities to become a mortgage bank with it's own warehouse line. He also helped in identifying and acquiring a Denver based regional mortgage warehouse banking company and then taking the combined company public.

         In late 1998, Mr. Sidey worked as an account representative for StoneCreek Funding Corp.; a Denver Colorado based mortgage Warehouse Company specializing in sub-prime lending along with a retail mortgage operation.

         In 1999, Mr. Sidey joined Paramount Financial Group, Inc. as a consultant. Paramount served as a Corporate Financial Services Firm focusing on the development and placement of debt and equity projects and commercial equipment leasing transactions. Because of Mr. Sidey's experience, he helped Paramount expand into the residential mortgage business.

         In February of 2001, Mr. Sidey became an Officer and Director of Paramount Financial Group, Inc. He has assisted in the Company achieving its expansion goals to date, resulting in the formation of the two wholly owned subsidiaries, Paramco Mortgage Corporation and Paramco Investments, Inc. As a result of Mr. Sidey's activities, he has significant experience in developing investor networks, arranging financial public relations, managing fund accounts, structuring and arranging mergers, placing blocks of securities, developing investment strategies and overseeing the placement and funding of mortgage transactions.

         Mr. Sidey was born in Dunkirk New York in 1957 where his formal upbringing was and had formal education in Indiana and Colorado. He currently resides in Highlands Ranch, Colorado, a suburb of Denver.

         Terrence Riely is Director of the Company. Mr. Riely has been in the financial services business in San Antonio since 1981. He has been a Certified Financial Planner since 1986 and has owned, operated and later sold a NASD Broker/Dealer Firm, Terry Riely and Associates. He founded Woodlands S.A. Financial Services, Inc. in 1995 with Michael Goodlett, Sr. and sold the company to the Company in 2003.

         Mr. Riely was a founding member and past President of the Rotary Club of Leon Valley (a San Antonio suburb). He was also a Board Member and President of both the San Antonio Bridge League and District 16 of the American Contract Bridge League.

Compensation of Executive Officers

         No compensation has been awarded to, earned by or paid to Paramco Nevada's chief executive officer or any other executive officer at any time during the fiscal year ended December 31, 2002.

Federal Income Tax Consequences of the Reincorporation

         Paramco Nevada believes that for federal income tax purposes no gain or loss will be recognized by Paramco Nevada, Paramco Delaware or the shareholders of Paramco Nevada who receive Paramco Delaware common stock or Delaware Preferred Stock for their Paramco Nevada common stock or Company Preferred Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Paramco Delaware common stock or Delaware Preferred Stock received by a shareholder of Paramco Nevada as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Paramco Nevada common stock or Company Preferred Stock converted into such shares of Paramco Delaware common stock or Delaware Preferred Stock. A shareholder who holds Paramco Nevada common stock or Company Preferred Stock will include in his holding period for the Paramco Delaware common stock or Delaware Preferred Stock that he receives as a result of the Reincorporation his holding period for Paramco Nevada Common Stock or Company Preferred Stock converted into such Paramco Delaware common stock or Delaware Preferred Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.


                 2003 Directors, Officers and Consultants Stock
                   Option, Stock Warrant and Stock Award Plan

         The Board of Directors of Paramco Nevada has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of Paramco Delaware, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The purpose of the Plan is to maintain the ability of Paramco Delaware and its subsidiaries to attract and retain highly qualified and experienced directors, officers and consultants and to give such directors, officers and consultants a continued proprietary interest in the success of Paramco Delaware and its subsidiaries. The following description of the Plan is qualified by the Plan itself, attached hereto as Exhibit "C."

General Provisions of the Plan

         The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Paramco Nevada and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of Paramco Nevada and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of Paramco Nevada by the directors, employees and consultants of Paramco Nevada and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of Paramco Nevada's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under the Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, Paramco Nevada expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under the Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under the Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described and shares of preferred stock. Employees, consultants and directors who participate or become eligible to participate in the Plan from time to time are referred to collectively herein as "Participants". As used in the Plan, the term "Affiliates" means any "parent corporation" of Paramco Nevada and any "subsidiary corporation" of Paramco Nevada within the meaning of Code Sections 424(e) and (f), respectively.

         The Plan shall be administered by the Board of Directors of Paramco Nevada (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If Paramco Nevada is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

Stock Options

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan,
(ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof, (iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The aggregate fair market value (determined in accordance with the Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of Paramco Nevada and its Affiliates shall not exceed $1,000,000.

         The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of Paramco Nevada and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to Paramco Nevada within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by Paramco Nevada and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of Paramco Nevada or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

         The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under the Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

         At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

Restricted Stock

         Awards of restricted stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

         (a) Awards of restricted stock may be in addition to or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under the Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of Paramco Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to Paramco Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of Paramco Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of Paramco Nevada and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to Paramco Nevada by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

         (b) Restricted Stock shall become free of the foregoing restrictions upon expiration of the applicable Restriction Period and Paramco Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

Bonuses and Past Salaries and Fees Payable in Unrestricted Stock

         (a) In lieu of cash bonuses otherwise payable under Paramco Nevada's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in the Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date.

         (b) In lieu of salaries and fees otherwise payable by Paramco Nevada to employees, attorneys and consultants eligible to participate in the Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

Relinquishment of Options

         The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor Paramco Nevada shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent, any option or warrant granted under the Plan, and the option or warrant agreement evidencing such option or warrant, may provide.

         The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor Paramco Nevada shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following Paramco Nevada's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with Paramco Nevada for a reason other than "for cause."

Grant of Convertible Preferred Stock

         The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of Paramco Nevada, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  (ii) The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, Paramco Nevada shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of Paramco Nevada shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this Section 6(d).

                  (iv) Awards of restricted preferred stock under the Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:


                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of Paramco Nevada (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to Paramco Nevada upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with Paramco Nevada and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of Paramco Nevada (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of Paramco Nevada and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to Paramco Nevada by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and Paramco Nevada shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (v) No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause (b)(iii) above.

                  (vi) Except as hereinbefore expressly provided, (i) the issuance by Paramco Nevada of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Paramco Nevada convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

Amendments or Termination

         The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

Compliance with other Laws and Regulations

         The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of Paramco Nevada to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. Paramco Nevada shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which Paramco Nevada shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of Paramco Nevada.

Purchase for Investment

         Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by the Plan have been registered under the Securities Act of 1933, as amended, or Paramco Nevada has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under the Plan or converting shares of preferred stock may be required by Paramco Nevada to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Tax Information

         (a) Paramco Nevada may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under the Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by Paramco Nevada or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have Paramco Nevada withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to Paramco Nevada the number of shares necessary to discharge Paramco Nevada's withholding obligation or his estimated tax obligation on the Tax Date.

Replacement of Options, Warrants and Preferred Stock

         The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from Paramco Nevada in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

Effectiveness and Expiration of Plan

         The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

Non-Exclusivity of the Plan

         Neither the adoption by the Board nor the submission of the Plan to the stockholders of Paramco Nevada for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Governing Law

         The Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of Paramco Nevada and applicable federal law.

Cashless Exercise

         The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of Paramco Nevada and shall be used for general corporate purposes.

    ---------------------------- -------------------------- -------------------------- --------------------------
                                                                                         Number of securities
                                                                                        remaining available for
                                                                                         future issuance under
                                  Number of securities to      Weighted-average of        equity compensation
                                  be issued upon exercise       exercise price of          plans (excluding
                                  of outstanding options,     outstanding options,      securities reflected in
           Plan Category            warrants and rights        warrants and rights            column (a))
    ---------------------------- -------------------------- -------------------------- --------------------------
                                            (a)                         (b)                        (c)
    ---------------------------- -------------------------- -------------------------- --------------------------
    2002 Stock Plan

    ---------------------------- -------------------------- -------------------------- --------------------------

                        Rights of Dissenting Shareholders

         Any Paramco Nevada stockholder is entitled to be paid the fair value of its shares in accordance with Section 92A.300 to 92A.500 of the NRS if the stockholder dissents to the Reincorporation. A brief summary of the provisions of NRS Sections 92A.300 to 92A.500 is set forth below and the complete text of said Sections is set forth in Exhibit "E".

         Because the Reincorporation will be approved by the required vote of the Paramco Nevada's stockholders effective twenty days from the mailing of this Information Statement, each holder of shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock who asserts dissenters' rights and who follows the procedures set forth in Chapter 92A of NRS, will be entitled to have his or her shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock purchased by Paramco Nevada for cash at their fair market value. The fair market value of shares of the Paramco Nevada common stock or Paramco Nevada Preferred Stock will be determined as of the day before the first announcement of the terms of the Reincorporation, excluding any appreciation or depreciation in consequence of the Reincorporation.

A holder who wishes to exercise dissenters' rights should deliver his or her written demand to Paramco Nevada's transfer agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119 with a copy to Robert L. Sonfield, Jr., Esq., Sonfield and Sonfield, 770 South Post Oak Lane, Houston, Texas 77056, on or before 10:00 A.M. Eastern Daylight Time prior to the Meeting. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under NRS.

         In accordance with the regulations promulgated under the Exchange Act, the authorization of the Reincorporation will not become effective until twenty days after Paramco Nevada has mailed this Information Statement to the stockholders of Paramco Nevada. Therefore, within ten days of the effective date of such approval, Paramco Nevada must mail a written dissenter's notice of such approval (the "Dissenter's Notice") to all stockholders who asserted their dissenters' rights against the Reincorporation, and must (a) state where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited; (b) inform holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment; (d) set a date, not less than 30 nor more than 60 days after date notice is mailed, by which Paramco Nevada must receive the demand for payment; and (e) send a full copy of NRS Sections 92A.300 through 92A.500.

         A stockholder of Paramco Nevada wishing to exercise dissenters' rights must (a) demand payment; (b) certify whether he acquired beneficial ownership of the shares before February 26, 2003, and (c) deposit his certificates, if any, in accordance with the terms of the Dissenter's Notice.

         Within 30 days after receipt of a demand for payment, Paramco Nevada shall pay each dissenter who complied with the requirements set forth in the Dissenter's Notice the amount it estimates to be the fair value of the stockholder's shares, plus accrued interest (computed from the effective date of the action until the date of payment). Payment must be accompanied by Paramco Nevada's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any, along with statement of Paramco Nevada's estimate of the fair value of the shares, an explanation how the interest was calculated, a statement of the dissenter's rights to demand payment under NRS Section 92A.480 and a copy of NRS Sections 92A.300 through 92A.500.

         Pursuant to NRS Section 92A.470, Paramco Nevada may withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set in the dissenter's notice. If Paramco Nevada withholds payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The offer shall contain a statement of its estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights pursuant to NRS
Section 92A.480.

         A dissenter may notify Paramco Nevada in writing of his estimate of the fair value of the shares and the amount of interest due and demand payment of his estimate, less any payment made pursuant to NRS Section 92A.460, or reject the offer made pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment unless he makes his demand in writing within 30 days after Paramco Nevada has made or offered payment for his shares.

         If any demand for payment remains unsettled, Paramco Nevada shall commence a proceeding within 60 days of the dissenter's demand with the district court in the County of Carson City, State of Nevada (location of registered office), petitioning the court to determine the fair value of the shares and accrued interest. All dissenters whose demands remain unsettled, whether or not residents of Nevada, shall be made parties to the court action and shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. If Paramco Nevada does not so petition the court within this 60-day period, it shall pay all unsettled demands. Each dissenter who is party to the proceeding is entitled to a judgment
(a) for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by Paramco Nevada; or (b) for the fair value, plus accrued interest, of his after- acquired shares for which Paramco Nevada elected to withhold payment pursuant to NRS Section 92A.470. The court shall assess costs pursuant to NRS Section 92A.500.

         The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Paramco Nevada common stock or Company Preferred Stock. NRS establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

         PARAMCO NEVADA HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF STOCKHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

         The discussion contained herein is qualified in its entirety by and should be read in conjunction with the form of the Agreement and Plan of Merger and the Certificate of Incorporation.

         COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO PARAMCO NEVADA's Transfer Agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

         Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Stock pursuant to the NRS. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by Paramco Nevada or otherwise, he will not have the right to receive a cash payment for his Company Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

         THE PROVISIONS OF NRS SECTIONS 92A.300 TO 92A.500 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTs TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.


            MARKET FOR THE PARAMCO FINANCIAL GROUP, INC. COMMON STOCK

         The Paramco Nevada common stock or Paramco Nevada Preferred Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since ______. The last known bid price was $.02 and the last known ask price was $.05 as of March 3, 2003. The following table sets forth the high and low bid price of the Paramco Nevada common stock or Paramco Nevada Preferred Stock for the period indicated.

                                    FISCAL 2002                                    FISCAL 2003 to date
                                    -----------                                    -------------------
                             Bid                   AsKed                       Bid                    Asked
                        Low         High        Low         High         Low         High         Low         High
First quarter          0.020       0.020       0.050        0.050       0.015        0.020       0.030       0.050
Second quarter         0.380       0.450       0.850        1.050
Third quarter          0.050       0.450       0.060        0.850
Fourth quarter         0.015       0.075       0.030        0.150

                                  MISCELLANEOUS

         Paramco Nevada requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Paramco Nevada common stock or Paramco Nevada Preferred Stock and Paramco Nevada will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from Paramco Nevada's transfer agent, Pacific Stock Transfer Company, 500 East Warm Springs Road, Suite 240, Las Vegas, Nevada 89119


                                 EXHIBITS INDEX


         A.       AGREEMENT AND PLAN OF MERGER


         B.       DELAWARE CERTIFICATE OF INCORPORATION


         C. 2003 DIRECTORS, OFFICERS AND CONSULTANTS STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

         D.       ANNUAL REPORT ON FORM 10-KSB FILED March 28, 2002


         E.       Nevada Statutes




ENCLOSURE: LETTER OF TRANSMITTAL




                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                          PARAMCO FINANCIAL GROUP, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                          Paramco Financial Group, Inc.
                            (A DELAWARE CORPORATION)

         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of February 26, 2003 between PARAMCO FINANCIAL GROUP, INC., a Nevada corporation ("Paramco Nevada"), and, Paramco Financial Group, Inc., a Delaware corporation ("Paramco Delaware").

                                 R E C I T A L S

         WHEREAS, Paramco Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, Paramco Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of Paramco Nevada and Paramco Delaware deem it desirable to merge Paramco Nevada with and into Paramco Delaware so that Paramco Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Revised Statutes (the "NRS"), Paramco Nevada will merge with and into Paramco Delaware, the separate corporate existence of Paramco Nevada shall cease, and Paramco Delaware shall be the surviving corporation. Paramco Delaware is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) Paramco Financial Group, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237; and

                  (b) Paramco Financial Group, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237.

         1.3 Surviving Corporation. Paramco Delaware, a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of Paramco Delaware as the Surviving Corporation shall be 4610 South Ulster Street, Suite 150, Denver, Colorado 80237.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of Paramco Nevada by the board of directors of Paramco Nevada and approved by a majority voting power of Paramco Nevada, in accordance with the requirements of the DGCL and the NRS;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of Paramco Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of Paramco Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of Paramco Delaware shall have been issued prior to the adoption by the board of directors of Paramco Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of Paramco Nevada shall vest in Paramco Delaware, as the Surviving Corporation, and all debts, liabilities and duties of Paramco Nevada shall become the debts, liabilities and duties of Paramco Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.

                  (a) From and after the Effective Date, the Certificate of Incorporation of Paramco Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of Paramco Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of Paramco Delaware serving as directors or officers of Paramco Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II
                              CONVERSION OF SHARES

         2.1 Conversion of Capital Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Paramco Nevada, each 10 shares of common stock of Paramco Nevada, par value $0.001 per share ("Paramco Nevada common stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Paramco Delaware common stock"), except for those shares of Paramco Nevada common stock with respect to which the holders thereof duly exercise their dissenters' rights under Nevada law. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Paramco Nevada, (i) each certificate which, immediately prior to the Effective Date represented a share or shares of Paramco Nevada common stock shall represent the number of shares of Paramco Delaware common stock, as specified in this paragraph 2.1, and (ii) and each certificate which, immediately prior to the Effective Date, represented a share or shares of Paramco Nevada preferred stock shall represent the number of shares of Paramco Delaware common stock or preferred stock as specified in the designation of such shares of Paramco Nevada preferred stock.

         2.2 Paramco Delaware common stock. Upon the Effective Date, each share of Paramco Delaware common stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or Paramco Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Paramco Delaware common stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      Paramco Nevada Employee Plans and Options.

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Paramco Nevada common stock, except Paramco Nevada Preferred Stock, shall become an option or right to purchase or a security convertible into Paramco Delaware common stock on the basis of one share of Paramco Delaware common stock for each 10 shares of Paramco Nevada common stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Paramco Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of Paramco Nevada, par value $0.001 per share.

                  (b) A number of shares of Paramco Delaware common stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Paramco Nevada common stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  3.1 Representations and Warranties of Paramco Nevada. Paramco Nevada hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of Paramco Nevada in accordance with the NRS, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of Paramco Delaware. Paramco Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of Paramco Delaware, the approval of the board of directors of Paramco Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV
                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either Paramco Nevada or Paramco Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of Paramco Nevada.

                                    ARTICLE V
                               FURTHER ASSURANCES

         5.1 Further Assurances as to Paramco Nevada. From time to time, as and when required by Paramco Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Paramco Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Paramco Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Paramco Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Paramco Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of Paramco Delaware are fully authorized in the name and on behalf of Paramco Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of Paramco Nevada and Paramco Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801 and CT Corporation System shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Paramco Financial Group, Inc. at 4610 South Ulster Street, Suite 150, Denver, Colorado 80237, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NRS.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

Paramco Financial Group, Inc.
(a Nevada corporation)


By:
   -----------------------------------------
      Douglas G. Gregg, Chief Executive Officer


PARAMCO FINANCIAL GROUP, Inc.
(a Delaware corporation)


By:
   -----------------------------------------
      Douglas G. Gregg, Chief Executive Officer






                                    EXHIBIT B
                                     TO COME



                                    EXHIBIT C

                          PARAMCO FINANCIAL GROUP, INC.
                    2003 DIRECTORS, OFFICERS AND CONSULTANTS
                STOCK OPTION, STOCK WARRANT AND STOCK AWARD PLAN

SECTION 1. PURPOSE OF THE PLAN. The purpose of the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan ("Plan") is to maintain the ability of Paramco Financial Group, Inc., a Nevada corporation (the "Company") and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company and its subsidiaries. In addition the Plan is intended to encourage ownership of common stock, $.001 par value ("Common Stock"), of the Company by the directors, employees and consultants of the Company and its Affiliates (as defined below) and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the Company's business. The Plan provides eligible employees and consultants the opportunity to participate in the enhancement of shareholder value by the grants of warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards, or any combination thereof. In addition, the Company expects that the Plan will further strengthen the identification of the directors, employees and consultants with the stockholders. Certain options and warrants to be granted under this Plan are intended to qualify as Incentive Stock Options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), while other options and warrants and preferred stock granted under this Plan will be nonqualified options or warrants which are not intended to qualify as ISOs ("Nonqualified Options"), either or both as provided in the agreements evidencing the options or warrants described in Section 5 hereof and shares of preferred stock. As provided in the designation described in Section
7. Employees, consultants and directors who participate or become eligible to participate in this Plan from time to time are referred to collectively herein as "Participants". As used in this Plan, the term "Affiliates" means any "parent corporation" of the Company and any "subsidiary corporation" of the Company within the meaning of Code Sections 424(e) and (f), respectively.

SECTION 2.  ADMINISTRATION OF THE PLAN.

         (a) Composition of Committee. The Plan shall be administered by the Board of Directors of the Company (the "Board"). When acting in such capacity the Board is herein referred to as the "Committee," which shall also designate the Chairman of the Committee. If the Company is governed by Rule 16b-3 promulgated by the Securities and Exchange Commission ("Commission") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), no director shall serve as a member of the Committee unless he or she is a "disinterested person" within the meaning of such Rule 16b-3.

         (b) Committee Action. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary of the Company or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board satisfying the qualifications of this Section 2 may be appointed as the Committee.

         (c) Committee Expenses. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons.

SECTION 3. STOCK RESERVED FOR THE PLAN. Subject to adjustment as provided in
Section 5(d)(xiii) hereof, the aggregate number of shares that may be optioned, subject to conversion or issued under the Plan is 10,000,000 shares of Common Stock, warrants, options, preferred stock or any combination thereof. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to issuance upon exercise of outstanding options or warrants or conversion of outstanding shares of preferred stock at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options or warrants granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option or warrant expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option or warrant may again be made subject to an option, warrant or shares of convertible preferred stock under the Plan.

         Immediately upon the grant of any option, warrant, shares of preferred stock or award, the number of shares of Common Stock that may be issued or optioned under the Plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the Plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 15% of the total number of issued and outstanding shares of Common Stock of the Company. Such increase in the number of shares subject to the Plan shall occur without the necessity of any further corporate action of any kind or character.

SECTION 4. ELIGIBILITY. The Participants shall include directors, employees, including officers, of the Company and its divisions and subsidiaries, and consultants and attorneys who provide bona fide services to the Company. Participants are eligible to be granted warrants, options, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards under this Plan and to have their bonuses and/or consulting fees payable in warrants, restricted common or convertible preferred stock, unrestricted common or convertible preferred stock and other awards. A Participant who has been granted an option, warrant or preferred stock hereunder may be granted an additional option, warrant options, warrants or preferred stock, if the Committee shall so determine.

SECTION 5.  GRANT OF OPTIONS OR WARRANTS.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive warrants, options, restricted common or convertible preferred stock, or unrestricted common or convertible preferred stock under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such grant or such options or warrants and the terms thereof,
(iii) to determine the type of Common Stock granted: restricted common or convertible preferred stock, unrestricted common or convertible preferred stock or a combination of restricted and unrestricted common or convertible preferred stock, and (iv) to determine the type of option or warrant granted: ISO, Nonqualified Option or a combination of ISO and Nonqualified Options. The Committee shall thereupon grant options or warrants in accordance with such determinations as evidenced by a written option or warrant agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option or warrant agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Stockholder Approval. All ISOs granted under this Plan are subject to, and may not be exercised before, the approval of this Plan by the stockholders prior to the first anniversary date of the Board meeting held to approve the Plan, by the affirmative vote of the holders of a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote thereat, or by written consent in accordance with the laws of the State of Nevada, provided that if such approval by the stockholders of the Company is not forthcoming, all options or warrants and stock awards previously granted under this Plan other than ISOs shall be valid in all respects.

         (c) Limitation on Incentive Stock Options and Warrants. The aggregate fair market value (determined in accordance with Section 5(d)(ii) of this Plan at the time the option or warrant is granted) of the Common Stock with respect to which ISOs may be exercisable for the first time by any Participant during any calendar year under all such plans of the Company and its Affiliates shall not exceed $3,000,000.

         (d) Terms and Conditions. Each option or warrant granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Option or Warrant Period. The Committee shall promptly notify the Participant of the option or warrant grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the Participant, provided that the option or warrant grant shall expire if a written agreement is not signed by said Participant (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the Participant of such agreement. The date of grant shall be the date the option or warrant is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the Participant after that date. Each option or warrant agreement shall specify the period for which the option or warrant thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option or warrant shall expire at the end of such period. If the original term of an option or warrant is less than ten years from the date of grant, the option or warrant may be amended prior to its expiration, with the approval of the Committee and the Participant, to extend the term so that the term as amended is not more than ten years from the date of grant. However, in the case of an ISO granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its Affiliate ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

                  (ii) Option or Warrant Price. The purchase price of each share of Common Stock subject to each option or warrant granted pursuant to the Plan shall be determined by the Committee at the time the option or warrant is granted and, in the case of ISOs, shall not be less than 100% of the fair market value of a share of Common Stock on the date the option or warrant is granted, as determined by the Committee. In the case of an ISO granted to a Ten Percent Stockholder, the option or warrant price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option or warrant is granted. The purchase price of each share of Common Stock subject to a Nonqualified Option or Warrant under this Plan shall be determined by the Committee prior to granting the option or warrant. The Committee shall set the purchase price for each share subject to a Nonqualified Option or Warrant at either the fair market value of each share on the date the option or warrant is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

                  (iii) Exercise Period. The Committee may provide in the option or warrant agreement that an option or warrant may be exercised in whole, immediately, or is to be exercisable in increments. In addition, the Committee may provide that the exercise of all or part of an option or warrant is subject to specified performance by the Participant.

                  (iv) Procedure for Exercise. Options or warrants shall be exercised in the manner specified in the option or warrant agreement. The notice of exercise shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by an option or warrant on the date specified in the option or warrant agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such option or warrant has been so exercised, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (v) Termination of Employment. If an executive officer to whom an option or warrant is granted ceases to be employed by the Company for any reason other than death or disability, any option or warrant which is exercisable on the date of such termination of employment may be exercised during a period beginning on such date and ending at the time set forth in the option or warrant agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any option or warrant or unexercised portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be exercised later than three months after an employee's termination of employment for any reason other than death or disability.

                  (vi) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the options or warrants previously granted to him may be exercised (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the option or warrant agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the option or warrant shall pass by will or the laws of descent and distribution, but in no event may the option or warrant be exercised after its expiration under the terms of the option or warrant agreement. Notwithstanding the foregoing, no ISO may be exercised later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vii) Assignability. An option or warrant shall be assignable or otherwise transferable, in whole or in part, by a Participant as provided in the option, warrant or designation of the series of preferred stock.

                  (viii) Incentive Stock Options. Each option or warrant agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option or warrant designated as an incentive stock option.

                  (ix) Restricted Stock Awards. Awards of restricted stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted stock may be in addition to
                  or in lieu of option or warrant grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted stock; except that such shares may be used, if the agreement permits, to pay the option or warrant price pursuant to any option or warrant granted under this Plan, provided an equal number of shares delivered to the Participant shall carry the same restrictions as the shares so used. Shares of restricted stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such recipient. Certificates for restricted stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted Stock shall become free of the
                  foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an option or warrant until the option or warrant is exercised as provided in clause
         (d) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding options or warrants shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option or warrant theretofore granted the Participant shall be entitled to purchase under such option or warrant, in lieu of the number of shares of Common Stock as to which option or warrant shall then be exercisable, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such option or warrant is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's option or warrants may be exercised for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the option or warrant is then exercisable at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options or warrants theretofore granted, and the option or warrant prices, shall be adjusted only as provided in the option or warrant.

                  (xiv) Acceleration of Options and Warrants. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to options or warrants theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any option or warrant may be exercised, including, but not limited to, upon the occurrence of the events specified in this Section 5, and is authorized at any time (with the consent of the Participant) to purchase options or warrants pursuant to Section 6.

SECTION 6.  RELINQUISHMENT OF OPTIONS OR WARRANTS.

         (a) The Committee, in granting options or warrants hereunder, shall have discretion to determine whether or not options or warrants shall include a right of relinquishment as hereinafter provided by this Section 6. The Committee shall also have discretion to determine whether an option or warrant agreement evidencing an option or warrant initially granted by the Committee without a right of relinquishment shall be amended or supplemented to include such a right of relinquishment. Neither the Committee nor the Company shall be under any obligation or incur any liability to any person by reason of the Committee's refusal to grant or include a right of relinquishment in any option or warrant granted hereunder or in any option or warrant agreement evidencing the same. Subject to the Committee's determination in any case that the grant by it of a right of relinquishment is consistent with Section 1 hereof, any option or warrant granted under this Plan, and the option or warrant agreement evidencing such option or warrant, may provide:

                  (i) That the Participant, or his or her heirs or other legal representatives to the extent entitled to exercise the option or warrant under the terms thereof, in lieu of purchasing the entire number of shares subject to purchase thereunder, shall have the right to relinquish all or any part of the then unexercised portion of the option or warrant (to the extent then exercisable) for a number of shares of Common Stock to be determined in accordance with the following provisions of this clause (i):

                           (A) The written notice of exercise of such right of
                  relinquishment shall state the percentage of the total number of shares of Common Stock issuable pursuant to such relinquishment (as defined below) that the Participant elects to receive;

                           (B) The number of shares of Common Stock, if any,
                  issuable pursuant to such relinquishment shall be the number of such shares, rounded to the next greater number of full shares, as shall be equal to the quotient obtained by dividing
                  (i) the Appreciated Value by (ii) the purchase price for each of such shares specified in such option or warrant;

                           (C) For the purpose of this clause (C), "Appreciated
                  Value" means the excess, if any, of (x) the total current market value of the shares of Common Stock covered by the option or warrant or the portion thereof to be relinquished over (y) the total purchase price for such shares specified in such option or warrant;

                  (ii) That such right of relinquishment may be exercised only upon receipt by the Company of a written notice of such relinquishment which shall be dated the date of election to make such relinquishment; and that, for the purposes of this Plan, such date of election shall be deemed to be the date when such notice is sent by registered or certified mail, or when receipt is acknowledged by the Company, if mailed by other than registered or certified mail or if delivered by hand or by any telegraphic communications equipment of the sender or otherwise delivered; provided, that, in the event the method just described for determining such date of election shall not be or remain consistent with the provisions of Section 16(b) of the Exchange Act or the rules and regulations adopted by the Commission thereunder, as presently existing or as may be hereafter amended, which regulations exempt from the operation of Section 16(b) of the Exchange Act in whole or in part any such relinquishment transaction, then such date of election shall be determined by such other method consistent with
         Section 16(b) of the Exchange Act or the rules and regulations thereunder as the Committee shall in its discretion select and apply;

                  (iii) That the "current market value" of a share of Common Stock on a particular date shall be deemed to be its fair market value on that date as determined in accordance with Paragraph 5(d)(ii); and

                  (iv) That the option or warrant, or any portion thereof, may be relinquished only to the extent that (A) it is exercisable on the date written notice of relinquishment is received by the Company, and
         (B) the holder of such option or warrant pays, or makes provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to such relinquishment.

         (b) The Committee shall have sole discretion to consent to or disapprove, and neither the Committee nor the Company shall be under any liability by reason of the Committee's disapproval of, any election by a holder of preferred stock to relinquish such preferred stock in whole or in part as provided in Paragraph 7(a), except that no such consent to or approval of a relinquishment shall be required under the following circumstances. Each Participant who is subject to the short-swing profits recapture provisions of
Section 16(b) of the Exchange Act ("Covered Participant") shall not be entitled to receive shares of Common Stock when options or warrants are relinquished during any window period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release ("Window Period"). A Covered Participant shall be entitled to receive shares of Common Stock upon the relinquishment of options or warrants outside a Window Period.

         (c) The Committee, in granting options or warrants hereunder, shall have discretion to determine the terms upon which such options or warrants shall be relinquishable, subject to the applicable provisions of this Plan, and including such provisions as are deemed advisable to permit the exemption from the operation from Section 16(b) of the Exchange Act of any such relinquishment transaction, and options or warrants outstanding, and option agreements evidencing such options, may be amended, if necessary, to permit such exemption. If options or warrants are relinquished, such option or warrant shall be deemed to have been exercised to the extent of the number of shares of Common Stock covered by the option or warrant or part thereof which is relinquished, and no further options or warrants may be granted covering such shares of Common Stock.

         (d) Any options or warrants or any right to relinquish the same to the Company as contemplated by this Paragraph 6 shall be assignable by the Participant, provided the transaction complies with any applicable securities laws.

         (e) Except as provided in Section 6(f) below, no right of relinquishment may be exercised within the first six months after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding, the right of relinquishment.

         (f) No right of relinquishment may be exercised after the initial award of any option or warrant containing, or the amendment or supplementation of any existing option or warrant agreement adding the right of relinquishment, unless such right of relinquishment is effective upon the Participant's death, disability or termination of his relationship with the Company for a reason other than "for cause."

SECTION 7.  GRANT OF CONVERTIBLE PREFERRED STOCK.

         (a) Committee Discretion. The Committee shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to this Plan who are to receive restricted preferred stock, or unrestricted preferred stock under the Plan, and (ii) to determine the number of shares of Common Stock to be issued upon conversion of such shares of preferred stock and the terms thereof. The Committee shall thereupon grant shares of preferred stock in accordance with such determinations as evidenced by a written preferred stock designation. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the preferred stock designation (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (b) Terms and Conditions. Each series of preferred stock granted under the Plan shall be evidenced by a designation in the form for filing with the Secretary of State of the state of incorporation of the Company, containing such terms as approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

                  (i) Conversion Ratio. The number of shares of Common Stock issuable upon conversion of each share of preferred stock granted pursuant to the Plan shall be determined by the Committee at the time the preferred stock is granted. The conversion ration may be determined by reference to the fair market value of each share of Common Stock on the date the preferred stock is granted, or at such other price as the Committee in its sole discretion shall determine.

                  At the time a determination of the fair market value of a share of Common Stock is required to be made hereunder, the determination of its fair market value shall be made in accordance with Paragraph 5(d)(ii).

                  (ii) Conversion Period. The Committee may provide in the preferred stock agreement that an preferred stock may be converted in whole, immediately, or is to be convertible in increments. In addition, the Committee may provide that the conversion of all or part of an preferred stock is subject to specified performance by the Participant.

                  (iii) Procedure for Conversion. Shares of preferred stock shall be converted in the manner specified in the preferred stock designation. The notice of conversion shall specify the address to which the certificates for such shares are to be mailed. A Participant shall be deemed to be a stockholder with respect to shares covered by preferred stock on the date specified in the preferred stock agreement . As promptly as practicable, the Company shall deliver to the Participant or other holder of the warrant, certificates for the number of shares with respect to which such preferred stock has been so converted, issued in the holder's name or such other name as holder directs; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates with a carrier for overnight delivery, addressed to the holder at the address specified pursuant to this
         Section 6(d).

                  (iv) Termination of Employment. If an executive officer to whom preferred stock is granted ceases to be employed by the Company for any reason other than death or disability, any preferred stock which is convertible on the date of such termination of employment may be converted during a period beginning on such date and ending at the time set forth in the preferred stock agreement; provided, however, that if a Participant's employment is terminated because of the Participant's theft or embezzlement from the Company, disclosure of trade secrets of the Company or the commission of a willful, felonious act while in the employment of the Company (such reasons shall hereinafter be collectively referred to as "for cause"), then any preferred stock or unconverted portion thereof granted to said Participant shall expire upon such termination of employment. Notwithstanding the foregoing, no ISO may be converted later than three months after an employee's termination of employment for any reason other than death or disability.

                  (v) Disability or Death of Participant. In the event of the determination of disability or death of a Participant under the Plan while he or she is employed by the Company, the preferred stock previously granted to him may be converted (to the extent he or she would have been entitled to do so at the date of the determination of disability or death) at any time and from time to time, within a period beginning on the date of such determination of disability or death and ending at the time set forth in the preferred stock agreement, by the former employee, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the preferred stock shall pass by will or the laws of descent and distribution, but in no event may the preferred stock be converted after its expiration under the terms of the preferred stock agreement. Notwithstanding the foregoing, no ISO may be converted later than one year after the determination of disability or death. A Participant shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, he or she is incapable of performing services for the Company of the kind he or she was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

                  (vi) Assignability. Preferred stock shall be assignable or otherwise transferable, in whole or in part, by a Participant.

                  (vii) Restricted Stock Awards. Awards of restricted preferred stock under this Plan shall be subject to all the applicable provisions of this Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Committee shall determine:

                           (A) Awards of restricted preferred stock may be in
                  addition to or in lieu of preferred stock grants. Awards may be conditioned on the attainment of particular performance goals based on criteria established by the Committee at the time of each award of restricted preferred stock. During a period set forth in the agreement (the "Restriction Period"), the recipient shall not be permitted to sell, transfer, pledge, or otherwise encumber the shares of restricted preferred stock. Shares of restricted preferred stock shall become free of all restrictions if during the Restriction Period, (i) the recipient dies, (ii) the recipient's directorship, employment, or consultancy terminates by reason of permanent disability, as determined by the Committee, (iii) the recipient retires after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a division or subsidiary, or (iv) if provided in the agreement, there is a "change in control" of the Company (as defined in such agreement). The Committee may require medical evidence of permanent disability, including medical examinations by physicians selected by it. Unless and to the extent otherwise provided in the agreement, shares of restricted preferred stock shall be forfeited and revert to the Company upon the recipient's termination of directorship, employment or consultancy during the Restriction Period for any reason other than death, permanent disability, as determined by the Committee, retirement after attaining both 59 1/2 years of age and five years of continuous service with the Company and/or a subsidiary or division, or, to the extent provided in the agreement, a "change in control" of the Company (as defined in such agreement), except to the extent the Committee, in its sole discretion, finds that such forfeiture might not be in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted preferred stock held by such recipient. Certificates for restricted preferred stock shall be registered in the name of the recipient but shall be imprinted with the appropriate legend and returned to the Company by the recipient, together with a preferred stock power endorsed in blank by the recipient. The recipient shall be entitled to vote shares of restricted preferred stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall also be subject to the same restrictions.

                           (B) Restricted preferred stock shall become free of
                  the foregoing restrictions upon expiration of the applicable Restriction Period and the Company shall then deliver to the recipient Common Stock certificates evidencing such stock. Restricted preferred stock and any Common Stock received upon the expiration of the restriction period shall be subject to such other transfer restrictions and/or legend requirements as are specified in the applicable agreement.

                  (x) Bonuses and Past Salaries and Fees Payable in Unrestricted Preferred stock.

                           (A) In lieu of cash bonuses otherwise payable under
                  the Company's or applicable division's or subsidiary's compensation practices to employees and consultants eligible to participate in this Plan, the Committee, in its sole discretion, may determine that such bonuses shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such bonuses shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a bonus otherwise payable shall be determined by dividing such bonus amount by the fair market value of one share of Common Stock on the date the bonus is payable, with fair market value determined as of such date in accordance with Section 5(d)(ii).

                           (B) In lieu of salaries and fees otherwise payable by
                  the Company to employees, attorneys and consultants eligible to participate in this Plan that were incurred for services rendered during, prior or after the year of 2003, the Committee, in its sole discretion, may determine that such unpaid salaries and fees shall be payable in unrestricted Common Stock or partly in unrestricted Common Stock and partly in cash. Such awards shall be in consideration of services previously performed and as an incentive toward future services and shall consist of shares of unrestricted Common Stock subject to such terms as the Committee may determine in its sole discretion. The number of shares of unrestricted Common Stock payable in lieu of a salaries and fees otherwise payable shall be determined by dividing each calendar month's of unpaid salary or fee amount by the average trading value of the Common Stock for the calendar month during which the subject services were provided.

                  (xi) No Rights as Stockholder. No Participant shall have any rights as a stockholder with respect to shares covered by an preferred stock until the preferred stock is converted as provided in clause
         (b)(iii) above.

                  (xii) Extraordinary Corporate Transactions. The existence of outstanding preferred stock shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company recapitalizes or otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any conversion of preferred stock theretofore granted the Participant shall be entitled to the number of shares of Common Stock upon conversion of such preferred stock, in lieu of the number of shares of Common Stock as to which preferred stock shall then be convertible, the number and class of shares of stock and securities to which the Participant would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Participant had been the holder of record of the number of shares of Common Stock as to which such preferred stock is then convertible. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) the Company is to be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the Committee, in its sole discretion, may accelerate the time at which all or a portion of a Participant's shares of preferred stock may be converted for a limited period of time before or after a specified date.

                  (xiii) Changes in Company's Capital Structure. If the outstanding shares of Common Stock or other securities of the Company, or both, for which the preferred stock is then convertible at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any preferred stock theretofore granted, and the conversion ratio, shall be adjusted only as provided in the designation of the preferred stock.

                  (xiv) Acceleration of Conversion of Preferred Stock. Except as hereinbefore expressly provided, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the conversion of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Common Stock or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to preferred stock theretofore granted, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary to provide equitable treatment to Participant. Notwithstanding anything to the contrary contained in this Plan, the Committee may, in its sole discretion, accelerate the time at which any preferred stock may be converted, including, but not limited to, upon the occurrence of the events specified in this Section 7(xiv).

SECTION 8. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant, without his consent, under any option, warrant or preferred stock theretofore granted.

SECTION 9. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options or warrants and grant and conversion of preferred stock thereunder, and the obligation of the Company to sell and deliver shares under such options, warrants or preferred stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Any adjustments provided for in subparagraphs 5(d)(xii), (xiii) and (xiv) shall be subject to any shareholder action required by the corporate law of the state of incorporation of the Company.

SECTION 10. PURCHASE FOR INVESTMENT. Unless the options, warrants, shares of convertible preferred stock and shares of Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person acquiring or exercising an option or warrant under this Plan or converting shares of preferred stock may be required by the Company to give a representation in writing that he or she is acquiring such option or warrant or such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

SECTION 11.  TAXES.

         (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any options, warrants or preferred stock granted under this Plan.

         (b) Notwithstanding the terms of Paragraph 11 (a), any Participant may pay all or any portion of the taxes required to be withheld by the Company or paid by him or her in connection with the exercise of a nonqualified option or warrant or conversion of preferred stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with Paragraph 5(d)(ii), equal to the amount required to be withheld or paid. A Participant must make the foregoing election on or before the date that the amount of tax to be withheld is determined ("Tax Date"). All such elections are irrevocable and subject to disapproval by the Committee. Elections by Covered Participants are subject to the following additional restrictions: (i) such election may not be made within six months of the grant of an option or warrant, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period. Where the Tax Date in respect of an option or warrant is deferred until six months after exercise and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the option or warrant, but he or she shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date.

SECTION 12. REPLACEMENT OF OPTIONS, WARRANTS AND PREFERRED STOCK. The Committee from time to time may permit a Participant under the Plan to surrender for cancellation any unexercised outstanding option or warrant or unconverted Preferred stock and receive from the Company in exchange an option, warrant or preferred stock for such number of shares of Common Stock as may be designated by the Committee. The Committee may, with the consent of the holder of any outstanding option, warrant or preferred stock, amend such option, warrant or preferred stock, including reducing the exercise price of any option or warrant to not less than the fair market value of the Common Stock at the time of the amendment, increasing the conversion ratio of any preferred stock and extending the exercise or conversion term of and warrant, option or preferred stock.

SECTION 13. NO RIGHT TO COMPANY EMPLOYMENT. Nothing in this Plan or as a result of any option or warrant granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. The option, warrant or preferred stock agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 14. LIABILITY OF COMPANY. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

         (a) The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

         (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant or other person due to the exercise of any option or warrant or the conversion of any preferred stock granted hereunder.

SECTION 15. EFFECTIVENESS AND EXPIRATION OF PLAN. The Plan shall be effective on the date the Board adopts the Plan. The Plan shall expire ten years after the date the Board approves the Plan and thereafter no option, warrant or preferred stock shall be granted pursuant to the Plan.

SECTION 16. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options, warrants or preferred stock otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

SECTION 17. GOVERNING LAW. This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the state of incorporation of the Company and applicable federal law.

SECTION 18. CASHLESS EXERCISE. The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions. or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.



                                    EXHIBIT D
                                     TO COME




                                    EXHIBIT E

                                   CHAPTER 92A
                        MERGERS AND EXCHANGES OF INTEREST

                           RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.


NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310       "Corporate action" defined. "Corporate action" means the
                  action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

                           1. Except as otherwise provided in subsection 2, and
                  unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                           2. Unless otherwise provided in its articles of
                  incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

                           1. Except as otherwise provided in NRS 92A.370 and
                  92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                                    (a) Consummation of a plan of merger to
                          which the domestic corporation is a party:

                                            (1) If approval by the stockholders
                                    is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

                                    (b) Consummation of a plan of exchange to
                           which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

                                    (c) Any corporate action taken pursuant to a
                           vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                           2. A stockholder who is entitled to dissent and
                  obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390       Limitations on right of dissent: Stockholders of
                  certain classes or series; action of stockholders not required for plan of merger.

                           1. There is no right of dissent with respect to a
                  plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                                    (a) The articles of incorporation of the
                           corporation issuing the shares provide otherwise; or

                                    (b) The holders of the class or series are
                           required under the plan of merger or exchange to accept for the shares anything except:

                                            (1) Cash, owner's interests or
                                    owner's interests and cash in lieu of
                                    fractional owner's interests of:

                                                     (I) The surviving or
                                            acquiring entity; or

                                                     (II) Any other entity
                                            which, at the effective date of the
                                            plan of merger or exchange, were
                                            either listed on a national
                                            securities exchange, included in the
                                            national market system by the
                                            National Association of Securities
                                            Dealers, Inc., or held of record by
                                            a least 2,000 holders of owner's
                                            interests of record; or (2) A
                                            combination of cash and owner's
                                            interests of the kind described in
                                            sub-subparagraphs (I) and (II) of
                                            subparagraph (1) of paragraph (b).

                           2. There is no right of dissent for any holders of
                  stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400       Limitations on right of dissent: Assertion as to
                  portions only to shares registered to stockholder; assertion by beneficial stockholder.

                           1. A stockholder of record may assert dissenter's
                  rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                           2. A beneficial stockholder may assert dissenter's
                  rights as to shares held on his behalf only if:

                                    (a) He submits to the subject corporation
                           the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                                    (b) He does so with respect to all shares of
                           which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410      Notification of stockholders regarding right of dissent.

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                           2. If the corporate action creating dissenters'
                  rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420       Prerequisites to demand for payment for shares.
                  ----------------------------------------------

                           1. If a proposed corporate action creating
                  dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:


                                    (a) Must deliver to the subject corporation,
                           before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                                    (b) Must not vote his shares in favor of the
                           proposed action.

                           2. A stockholder who does not satisfy the
                  requirements of subsection 1 is not entitled to payment for his shares under this chapter.

NRS 92A.430       Dissenter's notice: Delivery to stockholders entitled to
                  assert rights; contents.

                           1. If a proposed corporate action creating
                  dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                           2. The dissenter's notice must be sent no later than
                  10 days after the effectuation of the corporate action, and must:

                                    (a) State where the demand for payment must
                           be sent and where and when certificates, if any, for shares must be deposited;

                                    (b) Inform the holders of shares not
                           represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                                    (c) Supply a form for demanding payment that
                           includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                                    (d) Set a date by which the subject
                           corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                                    (e) Be accompanied by a copy of NRS 92A.300
                           to 92A.500, inclusive.

NRS 92A.440           Demand for payment and deposit of certificates; retention
                      of rights of stockholder.

                           1. A stockholder to whom a dissenter's notice is sent
                       must:

                                    (a) Demand payment;

                                    (b) Certify whether he acquired beneficial
                           ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                                    (c) Deposit his certificates, if any, in
                           accordance with the terms of the notice.

                           2. The stockholder who demands payment and deposits
                  his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                           3. The stockholder who does not demand payment or
                  deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                           1. The subject corporation may restrict the transfer
                  of shares not represented by a certificate from the date the demand for their payment is received.

                           2. The person for whom dissenter's rights are
                  asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460       Payment for shares: General requirements.

                           1. Except as otherwise provided in NRS 92A.470,
                  within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                                    (a) Of the county where the corporation's
                           registered office is located; or

                                    (b) At the election of any dissenter
                           residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                           2. The payment must be accompanied by:

                                    (a) The subject corporation's balance sheet
                           as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                                    (b) A statement of the subject corporation's
                           estimate of the fair value of the shares;

                                    (c) An explanation of how the interest was
                           calculated;

                                    (d) A statement of the dissenter's rights to
                           demand payment under NRS 92A.480; and

                                    (e) A copy of NRS 92A.300 to 92A.500,
                           inclusive.

NRS 92A.470       Payment for shares: Shares acquired on or after date of
                  dissenter's notice.

                           1. A subject corporation may elect to withhold
                  payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                           2. To the extent the subject corporation elects to
                  withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480        Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                           1. A dissenter may notify the subject corporation in
                  writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                           2. A dissenter waives his right to demand payment
                  pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490       Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                           1. If a demand for payment remains unsettled, the
                  subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                           2. A subject corporation shall commence the
                  proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                           3. The subject corporation shall make all dissenters,
                  whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                           4. The jurisdiction of the court in which the
                  proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                           5. Each dissenter who is made a party to the
                  proceeding is entitled to a judgment:

                                    (a) For the amount, if any, by which the
                           court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                                    (b) For the fair value, plus accrued
                           interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500       Legal proceeding to determine fair value: Assessment of costs and fees.

                           1. The court in a proceeding to determine fair value
                  shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                           2. The court may also assess the fees and expenses of
                  the counsel and experts for the respective parties, in amounts the court finds equitable:

                                    (a) Against the subject corporation and in
                           favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                                    (b) Against either the subject corporation
                           or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                           3. If the court finds that the services of counsel
                  for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                           4. In a proceeding commenced pursuant to NRS 92A.460,
                  the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                           5. This section does not preclude any party in a
                  proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.





                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                          Shares of Old Common Stock of


                          PARAMCO FINANCIAL GROUP, INC.
                             (a Nevada Corporation)


          Converted into a Right to Receive Shares of New Common Stock

                       Pursuant to the Reincorporation of
                          Paramco Financial Group, Inc.

              Surrender Certificates for Shares of Old Common Stock
                      of Paramco Financial Group, Inc. to:

                           PACIFIC STOCK TRANSFER CO.

By Mail:                                   By Hand:

PACIFIC STOCK TRANSFER CO.
500 East Warm Springs Road, Suite 240      500 East Warm Springs Road, Suite 240
Las Vegas, Nevada 89119                    Las Vegas, Nevada 89119

                              For information call:
                                 (702) 361-3033

         The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

-----------------------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF CERTIFICATES SURRENDERED
-----------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Certificate(s) Enclosed Registered Owner(s) (Attach
additional (Please fill in, if blank) list if necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total Number
                                                                                                      of Shares
                                                                           Certificate             Represented by
                                                                            Number(s)              Certificate(s)
                                                                       ============================================
                                                                            Total Shares:
-----------------------------------------------------------------------------------------------------------------------------------

                SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

         The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, $.001, of Paramco Financial Group, Inc., a Nevada corporation (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.001, ("Paramco Financial Group Delaware Common Stock"), of Paramco Financial Group, Inc., a Delaware corporation ("Paramco Financial Group Delaware") at the exchange ratio of one share of common stock of Paramco Financial Group Delaware for each ten shares of common stock of the Company owned by you as of the record date of the reincorporation surrendered hereby, pursuant to a merger of the Company into Paramco Financial Group Delaware (the "Merger"). The terms and conditions of the Merger are set forth in an Information Statement previously mailed to the shareholders of the Company. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

         The undersigned understands that a certificate representing Paramco Financial Group Delaware Common Stock will be sent by mail as soon as practicable following the receipt of the Company Common Stock, this Letter of Transmittal and a check payable to Pacific Stock Transfer Co. in the amount of $18.00 ("Transfer Fee") for each certificate representing Paramco Financial Group Delaware Common Stock to be issued delivered by any reasonable procedure requested by the undersigned and agreed to by the Exchange Agent.

         Please issue and deliver the certificate representing the number of shares of Paramco Financial Group Delaware Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

SPECIAL REGISTRATION INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
(See Instruction 2 below)                                    (See Instruction 2 below)

COMPLETE ONLY if the certificates for Paramco                COMPLETE ONLY if the certificates for Paramco
Financial Group Delaware Common Stock are to be              Financial Group Delaware Common Stock are to be
certificates for Paramco Financial registered in             issued in the name of but are to be sent OTHER
the name of a person OTHER than the name(s) of               than to the address of the registered holder(s)
the registered holder(s) appearing under                     appearing under "DESCRIPTION OF CERTIFICATES
"DESCRIPTION OF CERTIFICATES SUBMITTED."                     SUBMITTED" or, if the box immediately to the
                                                             left is filled in, OTHER THAN to the address
                                                             appearing therein.
Name ______________________________
(Please Print)
                                                             Mail or deliver to:
Address ___________________________
                                                             Name _____________________________
___________________________________                          (Please Print)
(Include Zip Code)
                                                             Address __________________________
___________________________________
(Signature)
                                                             __________________________________
                                                             (Include Zip Code)
___________________________________
(Tax Identification or Social                                __________________________________
Security Number)                                             (Tax Identification or Social
(See Substitute Form W-9)                                    Security Number)
                                                             (See Substitute Form W-9)


         The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Certificates.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

-------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s)
                      Dated: ________________________, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

Name(s):

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title)

Address
                               (include Zip Code)

Area Code and Tel. No.
Tax Identification or
Social Security No.

                            Guarantee of Signature(s)
                               (See Instruction 2)

Authorized Signature

Name
                             (Please Type or Print)

Name of Firm

Address

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Tel. No.
                      Dated: ________________________, 2003



                                  INSTRUCTIONS

         1. Delivery of Letter of Transmittal and Certificates. Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent to or delivered at the address shown on the face of this Letter of Transmittal. If any of the Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. The method of delivery of this Letter of Transmittal, the Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Pacific Stock Transfer Co.. A Letter of Transmittal, the Certificates and any other required documents must be properly received by Pacific Stock Transfer Co., in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Certificates to pass to the Company. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

         2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Certificate(s) are surrendered (i) by the registered holder of the Certificates who has not completed the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

         3. Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

         If any Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to the Company of such person's authority so to act.

         4. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of Certificates hereunder will be determined by the Company. The Company reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretations of the terms and conditions of the Merger and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

         5. Special Delivery Instructions. Indicate the name and address of the person(s) to which certificates for Paramco Financial Group Delaware Common Stock are to be issued or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

         6. Additional Copies. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Pacific Stock Transfer Co. located at 500 El Warm Springs Road, Suite 240, Las Vegas, Nevada 89119.

         7. Inadequate Space. If the space provided on this Letter of Transmittal is inadequate, the Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

         8. Letter of Transmittal Required; Surrender of Certificates; Lost Certificates. A shareholder will not receive any Paramco Financial Group Delaware Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Pacific Stock Transfer Co., together with the Company Certificates and any required accompanying evidences of authority in form satisfactory to Pacific Stock Transfer Co.. If the Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, the Company will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Certificates.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a shareholder is required to provide the Company with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If the Company is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

         Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

         If backup withholding applies, the Company is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify the Company of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

What Number to Give the Company

         The shareholder is required to give the Company the social security number or employer identification number of the record owner of the Certificates.

                   PAYER'S NAME: PARAMCO FINANCIAL GROUP, INC.


-------------------------------------------------------------------------------

SUBSTITUTE FORM W-9                  Part 1   PLEASE PROVIDE YOUR TIN IN THE
                                     SPACE BELOW AND CERTIFY BY SIGNING AND
                                     DATING PART 3.

                                     Social Security Number____________________
                                              OR
                                     Employer Identification Number____________

-------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE            Part 2   Check the box if you are NOT
                                    subject to back up withholding under the
                                    provisions of Section  3406(a)(1)(C) of the
                                    Internal Revenue Code because (1) you have
                                    not been notified that you are subject
                                    to backup withholding as a result of
                                    failure to report all interest or dividends
                                    or (2) the Internal Revenue Service has
                                    notified you that you are no longer subject
                                    to backup withholding              ______

-------------------------------------------------------------------------------

PAYERS REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER ("TIN")       Part 3  CERTIFICATION - Under penalties
                                    of perjury, I certify that the information provided on this form is true, correct and complete.

                                    Signature: _______________________________

                                    Date:_____________________________________

                                                  Awaiting TIN?        _______

-------------------------------------------------------------------------------
NOTE:    FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31%
OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT.